    As filed with the Securities and Exchange Commission on February 5, 2001

                                                   Registration No. 333-[      ]
================================================================================

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM S-1

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              -------------------

                          WILLIAMS ENERGY PARTNERS L.P.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          4610                      73-1599053
(State or other jurisdiction of    (Primary Standard Industrial      (I.R.S. Employer
 incorporation or organization)     Classification Code Number)     Identification No.)

                                 WILLIAMS GP LLC
                               ONE WILLIAMS CENTER

                              TULSA, OKLAHOMA 74172

                                 (918) 573-2000
                        (Address, including zip code, and
                    telephone number, including area code, of
                    registrant's principal executive offices)

                              -------------------

                                  CRAIG R. RICH
                                 WILLIAMS GP LLC

                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172

                                 (918) 573-2000
                     (Name, address, including zip code, and
                    telephone number, including area code, of
                               agent for service)

                              -------------------

                                   Copies to:

           DAN A. FLECKMAN                            ROBERT V. JEWELL
        VINSON & ELKINS L.L.P.                     ANDREWS & KURTH L.L.P.
       1001 FANNIN, SUITE 2300                     600 TRAVIS, SUITE 4200
      HOUSTON, TEXAS 77002-6760                     HOUSTON, TEXAS 77002
           (713) 758-2222                              (713) 220-4200

                              -------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [X] 333-48866

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                              -------------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
        TITLE OF EACH CLASS                              PROPOSED MAXIMUM       PROPOSED MAXIMUM
        OF SECURITIES TO BE            AMOUNT TO BE       OFFERING PRICE       AGGREGATE OFFERING      AMOUNT OF
             REGISTERED               REGISTERED (1)    PER COMMON UNIT (2)         PRICE (2)      REGISTRATION FEE (3)
----------------------------------------------------------------------------------------------------------------------
Common units representing limited
partnership interests...........        4,600,000             $21.50              $7,820,000             $1,955
======================================================================================================================

(1) Includes 600,000 common units issuable upon exercise of the underwriters' over-allotment option.
(2) Based on the initial public offering price.
(3) The Registrant has previously paid registration fees in the amount of $23,909 in connection with its initial filing on October 30, 2000 and $130 in connection with the filing of Amendment No. 4 on February 5, 2001.

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

                                EXPLANATORY NOTE

     This registration statement is being filed with respect to the registration of additional Common Units representing limited partner interests in Williams Energy Partners L.P., a Delaware limited partnership, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the registration statement on Form S-1 (Registration No. 333-48866) filed by Williams Energy Partners L.P. with the Securities and Exchange Commission on October 30, 2000, as amended by Amendment No. 1 thereto filed on December 22, 2000, Amendment No. 2 thereto filed on January 25, 2001, Amendment No. 3 thereto filed on February 2, 2001 and Amendment No. 4 thereto filed on February 5, 2001 which was declared effective on February 5, 2001 are incorporated herein by reference.

     The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on February 5, 2001.

                                         WILLIAMS ENERGY PARTNERS, L.P.

                                         By: WILLIAMS GP LLC
                                             ITS GENERAL PARTNER

                                             By: /s/ Don R. Wellendorf
                                                --------------------------------
                                                 Name:  Don R. Wellendorf
                                                 Title: Senior Vice President,
                                                        ChiefFinancial Officer
                                                        and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                TITLE
                ---------                                -----
                    *                    Chief Executive Officer and Chairman of
--------------------------------------   the Board (Principal Executive Officer)
            Steven J. Malcolm

                    *                    President, Chief Operating Officer
--------------------------------------   and Director
            Phillip D. Wright

        /s/ Don R. Wellendorf            Senior Vice President, Chief Financial
--------------------------------------   Officer, Treasurer and Director
            Don R. Wellendorf            (Principal Financial and Accounting
                                         Officer)

                    *                    Director
--------------------------------------
            Keith E. Bailey

By:      /s/ Craig R. Rich
  ------------------------------------
             Craig R. Rich
            Attorney-in-fact
         Dated: February 5, 2001

                                INDEX TO EXHIBITS


     EXHIBIT NUMBER                        DESCRIPTION
     --------------                        -----------
          1.1*            -- Form of Underwriting Agreement

          3.1*            -- Certificate of Limited Partnership of Williams Energy Partners L.P.

          3.2*            -- Form of Amended and Restated Agreement of Limited Partnership of Williams Energy
                             Partners L.P. (included as Appendix A to the Prospectus)

          3.3*            -- Certificate of Limited Partnership of Williams OLP, L.P.

          3.4*            -- Form of Amended and Restated Agreement of Limited Partnership of Williams OLP, L.P.

          3.5*            -- Certificate of Formation of Williams GP LLC

          3.6*            -- Amended and Restated Limited Liability Company Agreement of Williams GP LLC

          5.1             -- Opinion of Craig R. Rich as to the legality of the securities being registered

          8.1*            -- Opinion of Vinson & Elkins L.L.P. relating to tax matters

         10.1*            -- Form of Credit Facility

         10.2*            -- Form of Contribution, Conveyance and Assumption Agreement

         10.3*            -- Form of Williams GP LLC Long-Term Incentive Plan

         10.4*            -- Form of Omnibus Agreement

         10.5*            -- Sale of Assets Agreement, dated May 10, 1999 between Amerada Hess Corporation and
                             Williams Energy Ventures, Inc., including Amendment No. 1, dated July 29, 1999,
                             Amendment No. 2, dated September 30, 1999, Amendment No. 3, dated September 8, 2000 and Amendment No. 4, dated September 19, 2000

         10.6*            -- Asset Purchase and Sale Agreement, dated July 31, 2000 between Wyatt Energy,
                             Incorporated and Williams Energy Ventures, Inc., including Amendment No. 1, dated
                             August 31, 2000

         10.7*            -- Products Terminalling Agreement between Williams Terminal Holdings, L.L.C. and
                             Williams Energy Marketing and Trading, effective as of September 16, 1999

         21.1*            -- List of subsidiaries of Williams GP LLC

         23.1             -- Consent of Ernst & Young LLP

         23.2             -- Consent of Craig R. Rich (contained in Exhibit 5.1)

         23.3*            -- Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1)

         24.1*            -- Powers of Attorney (included on the signature page)

         27.1*            -- Financial Data Schedule (Williams Energy Partners Predecessor)

         27.2*            -- Financial Data Schedule (Marine Terminals Predecessor)

     --------------
     * Incorporated by reference to the like number exhibit filed with the registrant's registration statement on Form S-1 (SEC File No. 333-48866).